UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2011

APARTMENT TRUST OF AMERICA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4901 Dickens Road, Suite 101, Richmond, Virginia 23230

(Address of principal executive offices)

(Zip Code)

(804) 237-1335

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 4, 2011, Apartment Trust of America, Inc. (the “Company”) entered into a First Amended and Restated Advisory Agreement (the “Amended Agreement”) with Apartment Trust of America Holdings, LP, the Company’s operating partnership, and ROC REIT Advisors, LLC, the Company’s advisor (the “Advisor”), to amend and restate certain compensation provisions in the original Advisory Agreement between the parties, dated as of February 25, 2011 (the “Original Agreement”). The Company is the sole general partner of Apartment Trust of America Holdings, LP. The Advisor is owned by Stanley J. Olander, Jr., David L. Carneal and Gustav G. Remppies, each of whom are executive officers of the Company. The Amended Agreement was approved by the Company’s board of directors, including a majority of the independent directors. The Amended Agreement has a one-year term and may be renewed for an unlimited number of successive one-year terms upon the mutual consent of the parties.

The Original Agreement did not provide for a financing coordination fee in connection with any indebtedness assumed in connection with the acquisition of a real estate asset or real estate related securities if the Advisor had been paid an acquisition fee in respect of such indebtedness. The material terms of the Amended Agreement allow for a financing coordination fee to be paid to the Advisor in connection with the type of transaction described above. This amendment is in keeping with the understanding of the parties when the agreement was entered into and is a correction to the Original Agreement.

The remaining terms of the Amended Agreement remain substantially the same as the Original Agreement, which was disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 1, 2011.

The material terms of the Amended Agreement are qualified in their entirety by the agreement attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	First Amended and Restated Advisory Agreement by and among Apartment Trust of America, Inc., Apartment Trust of America Holdings, LP and ROC REIT Advisors, LLC, dated November 4, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APARTMENT TRUST OF AMERICA, INC.

Dated: November 10, 2011	By:	/s/ Gustav G. Remppies
Name: Gustav G. Remppies
Title: President

Exhibit Index

Number	Description

10.1	First Amended and Restated Advisory Agreement by and among Apartment Trust of America, Inc., Apartment Trust of America Holdings, LP and ROC REIT Advisors, LLC, dated November 4, 2011